                                                                    EXHIBIT 10.2


                               SECOND AMENDMENT TO
                           FOURTH AMENDED AND RESTATED
                                CREDIT AGREEMENT



                            DATED AS OF AUGUST 2, 2002



                                  BY AND AMONG


                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY,
                             AIMCO PROPERTIES, L.P.,
                       AIMCO/BETHESDA HOLDINGS, INC., AND
                             NHP MANAGEMENT COMPANY
                                  as Borrowers,


                             BANK OF AMERICA, N.A.,
                            as Administrative Agent,

                                       and

                             LENDERS LISTED HEREIN,
                                   as Lenders.

                               SECOND AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

         This SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of August 2, 2002 (the "Amendment Effective Date") and entered into by and among APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation (the "REIT"), AIMCO PROPERTIES, L.P., a Delaware limited partnership ("AIMCO"), AIMCO/Bethesda Holdings, Inc., a Delaware corporation ("AIMCO/Bethesda") and NHP Management Company, a District of Columbia corporation ("NHP Management") (the REIT, AIMCO, AIMCO/Bethesda and NHP Management collectively referred to herein as "Borrowers"), BANK OF AMERICA, N.A. ("Bank of America"), as Administrative Agent (in such capacity, "Administrative Agent"), and Lenders party hereto, and is made with reference to that certain Fourth Amended and Restated Credit Agreement dated as of March 11, 2002 by and among Borrowers, each lender from time to time party thereto, BANK OF AMERICA, as Administrative Agent, Issuing Lender and a Co-Lead Agent, FLEET NATIONAL BANK, as a Lender, a Co-Lead Agent, and Syndication Agent, and WACHOVIA BANK NA (formerly known as First Union National Bank), as a Lender and Documentation Agent, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement dated as of June 12, 2002 by and between the parties thereto (as so amended, the "Credit Agreement") (the Credit Agreement as amended by this Amendment, the "Amended Agreement"). Capitalized terms used in this Amendment shall have the meanings set forth in the Credit Agreement unless otherwise defined.

                                    RECITALS

         WHEREAS, Borrowers desire to amend the Credit Agreement as more particularly set forth below;

         WHEREAS, pursuant to the Credit Agreement, such amendment requires the consent of Supermajority Lenders, and Supermajority Lenders hereby consent thereto;

         NOW, THEREFORE, in consideration of the agreements, provisions and covenants contained herein, the parties agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1  AMENDMENT TO SUBSECTION 1.01: DEFINED TERMS.

     A. The defined term "Applicable Margin" is deleted in its entirety and replaced with the following:

         "Applicable Margin" means, (i) during the period from the Closing Date to and including the later to occur of (a) the Fixed Charge Coverage Date, or
(b) the date upon which the Casden Loan has been indefeasibly paid in full, the following amounts per annum, based upon the Fixed Charge Coverage Ratio as set forth in the most recent Compliance Certificate received by Administrative Agent pursuant to Section 6.02(b):

                                APPLICABLE MARGIN
                           (IN BASIS POINTS PER ANNUM)
--------------------------------------------------------------------------------
PRICING LEVEL      FIXED CHARGE COVERAGE RATIO      OFFSHORE RATE +  BASE RATE +
-------------   ----------------------------------  ---------------  -----------

      1             > than or = to 2.00:1                  205           55

      2         > than or = to 1.85:1 but < 2.00:1         230           80

      3                    < 1.85:1                        255          105


         (ii) during the period from and including the later of (a) the day after the Fixed Charge Coverage Date, or (b) the day after the date upon which the Casden Loan has been indefeasibly paid in full, to the Revolving Commitment Termination Date, the following amounts per annum, based upon the Fixed Charge Coverage Ratio as set forth in the most recent Compliance Certificate received by Administrative Agent pursuant to Section 6.02(b) and the Credit Rating in effect on such date (if applicable):

                                APPLICABLE MARGIN
                           (IN BASIS POINTS PER ANNUM)
--------------------------------------------------------------------------------
                FIXED CHARGE COVERAGE RATIO AND
PRICING LEVEL             CREDIT RATING             OFFSHORE RATE +  BASE RATE +
-------------  -----------------------------------  ---------------  -----------
      1        > than or = to 2.00:1 and Threshold
                          Rating achieved                 160            20

      2                 > than or = to 2.00:1             190            45

      3        > than or = to 1.85:1 but < 2.00:1         210            70

      4                        < 1.85:1                   235            95

         The Applicable Margin for all periods prior to the Revolving Commitment Termination Date shall be in effect from the date the most recent Compliance Certificate is received by Administrative Agent to but excluding the date the next Compliance Certificate is received; provided, however, that if Borrowers fail to timely deliver the next Compliance Certificate, the Applicable Margin from the date such Compliance Certificate was due to but excluding the date such Compliance Certificate is received by Administrative Agent shall be the highest pricing level set forth above, and, thereafter, the pricing level indicated by such Compliance Certificate when received.

         In the event that the Maturity Date is extended past the Revolving Commitment Termination Date pursuant to Section 2.13, for all periods after the Revolving Commitment Termination Date, the Applicable Margin for Base Rate Loans shall be 115 basis points per annum and the Applicable Margin for Offshore Rate Loans shall be 255 basis points per annum.


     B. The defined term "Fixed Charge Coverage Date" shall be inserted in the correct alphabetical location as follows:

     "Fixed Charge Coverage Date" means the last day of any period consisting of 2 consecutive fiscal quarters in which the Credit Agreement requires that the Fixed Charge Coverage Ratio at the end of each such consecutive fiscal quarter equals or exceeds 1.70:1.00.

1.2  AMENDMENT TO SUBSECTION 7.14: FINANCIAL COVENANTS.

     A. Subsection 7.14(a) shall be deleted in its entirety and replaced with the following:

          (a) Permit the Fixed Charge Coverage Ratio as of the end of any fiscal quarter ending during any period set forth below to be less than the following ratios during the applicable periods:

                     APPLICABLE PERIOD                           RATIO
      -----------------------------------------------          ---------
      Closing Date to and including March 31, 2002             1.70:1.00

      April 1 2002 to and including June 30, 2003              1.60:1.00

      July 1, 2003 to and including December 31, 2003          1.65:1.00

      January 1, 2004 and thereafter                           1.70:1.00

SECTION 2. CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective on the Amendment Effective Date, if all of the following conditions are satisfied:

     A. Guarantors and Pledgors have executed this Amendment with respect to
Section 5;

     B. On or before the Amendment Effective Date, Borrowers have paid to Administrative Agent an amendment fee in an aggregate amount equal to the sum of 20 basis points times the Pro Rata Shares of Combined Commitments of each Lender who is party to this Amendment. The amendment fee will be distributed to each Lender who is a party to this Amendment in accordance with the foregoing;

     C. If required by Administrative Agent, Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of counsel for Borrowers, Guarantors and Pledgors in form and substance satisfactory to Administrative Agent and its counsel, dated as of the Amendment Effective Date, with respect to the validity, binding effect and enforceability of this Amendment, and due authorization, execution and delivery thereof, and as to such other matters as Administrative Agent acting on behalf of Lenders may request;

     D. Lenders and their respective counsel shall have received executed resolutions from Borrowers, Guarantors and Pledgors authorizing the entry into and performance of this Amendment and the Credit Agreement as amended, all in form and substance satisfactory to Administrative Agent and its counsel;

     E. Borrowers shall have paid the fees, costs and expenses of Administrative Agent's counsel in connection with this Amendment; and

     F. Administrative Agent shall have received evidence satisfactory to it and its counsel that the Casden Agent and the Casden Lenders (i) have modified, or concurrently with the Amendment Effective Date will modify, the Casden Loan and the Casden Credit Agreement in a manner satisfactory to Administrative Agent and the Lenders and Administrative Agent shall have been provided with true, correct and complete copies of the documents effecting such modifications to the Casden Loan and Casden Credit Agreement and (ii) have consented to or waived their right to consent to the Borrowers', Guarantors' and Pledgors' execution and delivery of this Amendment.

SECTION 3. BORROWERS' REPRESENTATIONS AND WARRANTIES

In order to induce Supermajority Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

3.1 CORPORATE POWER AND AUTHORITY. Borrowers have all requisite corporate power and authority to enter into this Amendment and any other agreements, guaranties or other operative documents to be delivered pursuant to this Amendment, to carry out the transactions contemplated by, and perform their obligations under, the Amended Agreement. Each of the Borrowers, Pledgors and the Guarantors are in good standing in the respective states of their organization on the Amendment Effective Date.

3.2 AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrowers and the other parties delivering any of such documents, as the case may be. Except as disclosed on
Schedule 3.2, the organizational documents of the Borrowers, Pledgors and Guarantors have not been modified in any material respect since March 11, 2002.

3.3 NO DEFAULT. After giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement as of the Amendment Effective Date. Further, after giving effect to this Amendment, no Default or Event of Default would result under the Amended Agreement from the consummation of this Amendment.

3.4 NO CONFLICT. The execution, delivery and performance by Borrowers, Pledgors and Guarantors of this Amendment and the performance of the Amended Agreement by Borrowers, Pledgors and Guarantors does not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrowers, Pledgors, Guarantors or any of their Subsidiaries, the Organizational Documents of Borrowers, Pledgors, Guarantors or any of their Subsidiaries or any order, judgment or decree of any court or other Government Authority binding on Borrowers, Pledgors, Guarantors or any of their Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrowers, Pledgors, Guarantors or any of their Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrowers, Pledgors, Guarantors or any of their Subsidiaries not otherwise permitted by the Amended Agreement, or (iv) require any approval of members or stockholders or any approval or consent of any Person under any Contractual Obligation of Borrowers, Pledgors, Guarantors or any of their Subsidiaries, except for such approvals or consents which have been or will be obtained on or before the Amendment Effective Date or have been disclosed in writing to Lenders in accordance with Section 5.03 of the Credit Agreement.

3.5 GOVERNMENTAL CONSENTS. The execution and delivery by Borrowers, Guarantors and Pledgors of this Amendment and the performance by Borrowers, Guarantors and Pledgors under the Amended Agreement does not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

3.6 BINDING OBLIGATION. The Credit Agreement, as amended by this Amendment, has been duly executed and delivered by Borrowers, Pledgors and Guarantors and is enforceable against Borrowers, Pledgors and Guarantors in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

3.7 INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. After giving effect to this Amendment, the representations and warranties contained in
Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of such date, except representations and warranties solely to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

SECTION 4. MISCELLANEOUS

4.1 REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN
DOCUMENTS.

     A. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

     B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     C. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

4.2 FEES AND EXPENSES. Borrowers acknowledge that all reasonable costs, fees and expenses incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers. On or before the Amendment Effective Date, Borrowers hereby agree to pay the reasonable fees, cost and expenses of Administrative Agent's counsel in connection with this Amendment.

4.3 HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

4.4 COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by each Borrower and each Supermajority Lender, and receipt by Borrowers and Administrative Agent of written, facsimile or telephonic notification of such execution and authorization of delivery thereof.

SECTION 5. ACKNOWLEDGEMENT AND CONSENT

     A. Guarantors are party to either (i) that certain Payment Guaranty (Revolver Guarantors) dated as of March 11, 2002 or (ii) that certain Payment Guaranty (Casden Guarantors) dated as of March 11, 2002, in each case, to the extent amended hereby, pursuant to which Guarantors have guarantied the Obligations. Pledgors are party to that certain Borrowers Pledge Agreement dated as of March 11, 2002, to the extent amended hereby, pursuant to which Pledgors have pledged the Pledged Collateral as security for the Loan.

     B. Each Guarantor and each Pledgor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Guaranty to which it is a party or otherwise bound, and each Pledgor hereby confirms that the Pledge Agreement to which it is a party or otherwise bound, will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all of the "Indebtedness" (as defined in the applicable Guaranty) or the "Secured Obligations", as the case may be, including without limitation the payment and performance of all such "Indebtedness" or "Secured Obligation", as the case may be, with respect to the Obligations of Borrowers now or hereafter existing under or in respect of the Credit Agreement (as amended hereby) and the Notes defined therein.

     C. Each Guarantor acknowledges and agrees that any Guaranty to which it is a party or otherwise bound, and each Pledgor acknowledges and aggress that the Pledge Agreement to which it is a party or otherwise bound, shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor and each Pledgor represents and warrants that all representations and warranties contained in the Credit Agreement and the Guaranty and/or the Pledge Agreement, as the case may be, to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     D. Each Guarantor and each Pledgor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor or such Pledgor, as the case may be, is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor or such Pledgor to any future amendments to the Credit Agreement.

                            [SIGNATURES ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first written above.


BORROWERS:                          APARTMENT INVESTMENT AND MANAGEMENT COMPANY,
                                    a Maryland corporation

                                    By: /s/ PETER K. KOMPANIEZ
                                        ----------------------------------------
                                        Peter K. Kompaniez
                                        President


                                    AIMCO PROPERTIES, L.P.,
                                    a Delaware limited partnership

                                    By:  AIMCO-GP, INC., a Delaware corporation
                                    Its: General Partner

                                    By: /s/ PETER K. KOMPANIEZ
                                        ----------------------------------------
                                        Peter K. Kompaniez
                                        President


                                    AIMCO/BETHESDA HOLDINGS INC.,
                                    a Delaware corporation


                                    By: /s/ PETER K. KOMPANIEZ
                                        ----------------------------------------
                                        Peter K. Kompaniez
                                        President


                                    NHP MANAGEMENT COMPANY,
                                    a District of Columbia corporation


                                    By: /s/ PATRICK FOYE
                                        ----------------------------------------
                                        Patrick Foye
                                        Executive Vice President

PLEDGORS (FOR PURPOSES OF SECTION 5 ONLY):


                                    APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation, as Pledgor

                                    By: /s/ PETER K. KOMPANIEZ
                                        ----------------------------------------
                                        Peter K. Kompaniez
                                        President


                                    AIMCO PROPERTIES, L.P., a Delaware limited partnership, as Pledgor

                                    By:  AIMCO-GP, INC.,
                                         a Delaware corporation
                                    Its: General Partner

                                         By: /s/ PETER K. KOMPANIEZ
                                             -----------------------------------
                                             Peter K. Kompaniez
                                             President


                                    AIMCO/BETHESDA HOLDINGS, INC.,
                                    a Delaware corporation, as Pledgor

                                    By: /s/ PETER K. KOMPANIEZ
                                        ----------------------------------------
                                        Peter K. Kompaniez
                                        President


                                    NHP MANAGEMENT COMPANY,
                                    a District of Columbia corporation
                                    as Pledgor

                                    By: /s/ PATRICK FOYE
                                        ----------------------------------------
                                        Patrick Foye
                                        Executive Vice President


                                    AIMCO GP LA, L.P.,
                                    a Delaware limited partnership

                                    By: AIMCO-GP, INC.,
                                        its General Partner

                                    By: /s/ PETER K. KOMPANIEZ
                                        ----------------------------------------
                                        Peter K. Kompaniez
                                        President

                                    AIMCO LP LA, L.P.,
                                    a Delaware limited partnership

                                    By: AIMCO LA QRS, INC.,
                                        its General Partner

                                    By: /s/ PETER K. KOMPANIEZ
                                        ----------------------------------------
                                        Peter K. Kompaniez
                                        President


                                    AIMCO-GP, INC.,
                                    a Delaware corporation

                                    By: /s/ PETER K. KOMPANIEZ
                                        ----------------------------------------
                                        Peter K. Kompaniez
                                        President


                                    AIMCO-LA QRS, INC.,
                                    a Delaware corporation

                                    By: /s/ PETER K. KOMPANIEZ
                                        ----------------------------------------
                                        Peter K. Kompaniez
                                        President


                                    LAC PROPERTIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

                                    By:  AIMCO GP LA, L.P.,
                                    Its: General Partner

                                         By:  AIMCO-GP, INC.,
                                         Its: General Partner

                                              By: /s/ PATRICK FOYE
                                                  ------------------------------
                                                  Patrick Foye
                                                  Executive Vice President

                                    AIMCO INVESTMENT SERVICES, INC.,
                                    a Delaware corporation

                                    By: /s/ PATRICIA K. HEATH
                                        ----------------------------------------
                                        Patricia K. Heath
                                        Senior Vice President


                                    AIC REIT PROPERTIES LLC,
                                    a Delaware limited liability company

                                    By:  AIMCO Properties L.P.
                                    Its: Managing Member

                                         By:  AIMCO-GP, INC.,
                                         Its: General Partner

                                              By: /s/ PATRICIA HEATH
                                                  ------------------------------
                                                  Name:  Patricia Heath
                                                  Title: Senior Vice President
                                                         and Treasurer


GUARANTORS (FOR PURPOSES OF SECTION 5 ONLY):

AIMCO/Bethesda Holdings Acquisitions, Inc.
AIMCO/Bethesda Holdings Acquisitions II, Inc.
AIMCO/NHP Holdings, Inc.
NHP A&R Services, Inc.
AIMCO/NHP Properties, Inc.
Oxford Holding Corporation
Oxford Realty Financial Group, Inc.

By: /s/ PETER K. KOMPANIEZ
    -----------------------------------------
    Peter K. Kompaniez
    President

AIMCO/Colonel I, L.P.,
AIMCO/Bethesda GP, L.L.C.
AIMCO/Bethesda Employee, L.L.C.
AIMCO/Bethesda II, LLC
AIMCO/Akron One, L.L.C.
AIMCO/Allentown, L.L.C.
AIMCO/Allview, L.L.C.
AIMCO/Apollo, L.L.C.
AIMCO/Augusta, L.L.C.
AIMCO/Beach, L.L.C.
AIMCO/Beville, L.L.C.
AIMCO/Brandermill, L.L.C.
AIMCO/Brandon, L.L.C.
AIMCO/Casselberry, L.L.C.
AIMCO/Charleston, L.L.C.
AIMCO/Chickasaw, L.L.C.
AIMCO/Chimneytop, L.L.C.
AIMCO/Farmingdale, L.L.C.
AIMCO/Fox Valley, L.L.C.
AIMCO/Greensboro, L.L.C.
AIMCO/Greenville, L.L.C.
AIMCO/Kettering, L.L.C.
AIMCO/Kings, L.L.C.
AIMCO/Kirkman, L.L.C.
AIMCO/Lake Ridge, L.L.C.
AIMCO/Lakeridge California, L.L.C.
AIMCO/Lantana, L.L.C.
AIMCO/Laurel, L.L.C.
AIMCO/Lexington, L.L.C.
AIMCO/Middletown, L.L.C.
AIMCO/Nashua, L.L.C.
AIMCO/Newport, L.L.C.
AIMCO/North Woods, L.L.C.
AIMCO/Ocala, L.L.C.
AIMCO/Palm Aire, L.L.C.
AIMCO/Palm Beach, L.L.C.
AIMCO/Pinellas, L.L.C.
AIMCO/Runaway Bay, L.L.C.
AIMCO/Salem, L.L.C.
AIMCO/San Bruno, L.L.C.
AIMCO/Schaumburg, L.L.C.
AIMCO/Southridge, L.L.C.
AIMCO/Spartanburg, L.L.C.
AIMCO/Tidewater, L.L.C.
AIMCO/Travis One, L.P.

AIMCO/Westridge, L.L.C.
AIMCO/Bethesda Williamsburg, L.L.C.


By: AIMCO Properties, L.P.,
    Its General Partner

    By: AIMCO GP LA, L.P,
        Its General Partner

        By: /s/ PETER K. KOMPANIEZ
            --------------------------------
            Peter K. Kompaniez
            President


AIMCO Anchorage, L.P.
AIMCO Bay Club, L.P.
AIMCO Bridgewater, L.P.
AIMCO Copperfield, L.P.
AIMCO Crows Nest, L.P.
AIMCO Group, L.P.
AIMCO Hampton Hill, L.P.
AIMCO Hastings Place, L.P.
AIMCO LT, L.P.
AIMCO Oak Falls, L.P.
AIMCO Park at Cedar Lawn, L.P.
AIMCO Peppermill Place, L.P.
AIMCO Recovery Fund, L.P.
AIMCO Seaside Point, L.P.
AIMCO Signature Point, L.P.
AIMCO Stirling Court, L.P.
AIMCO Sunbury, L.P.
AIMCO Township at Highlands, L.P.
AIMCO UT, L.P.
AIMCO West Trails, L.P.

By: AIMCO Holdings, L.P., as their general partner

    By: AIMCO Holdings QRS, Inc., its
        general partner

        By: /s/ PETER K. KOMPANIEZ
            --------------------------------
            Peter K. Kompaniez
            President

AIMCO Bay Club II, L.P.

By: AIMCO Bay Club, L.P., its general partner

    By: AIMCO Holdings, L.P., as its general partner

        By: AIMCO Holdings QRS, Inc., its
            general partner

            By: /s/ PETER K. KOMPANIEZ
                ----------------------------
                Peter K. Kompaniez
                President


AIMCO Holdings, L.P.

By: AIMCO Holdings QRS, Inc., its
    general partner

    By: /s/ PETER K. KOMPANIEZ
        ------------------------------------
        Peter K. Kompaniez
        President


Ambassador CRM Florida Partners, L.P.

By: Ambassador Apartments, L.P., as its
    general partner

    By: AIMCO Properties, L.P., as its
        general partner

        By: AIMCO-GP, Inc., as its
            general partner

            By: /s/ PETER K. KOMPANIEZ
                ----------------------------
                Peter K. Kompaniez
                President

Ambassador I, L.P.

By: Ambassador I, Inc., its general partner

    By: /s/ PETER K. KOMPANIEZ
        ------------------------------------
        Peter K. Kompaniez
        President


Ambassador II, L.P.

By: Ambassador II, Inc., its general partner

    By: /s/ PETER K. KOMPANIEZ
        ------------------------------------
        Peter K. Kompaniez
        President


Ambassador VIII, L.P.

By: Ambassador VIII, Inc., its general partner

    By: /s/ PETER K. KOMPANIEZ
        ------------------------------------
        Peter K. Kompaniez
        President



Ambassador IX, L.P.

By: Ambassador IX, Inc., its general partner

    By: /s/ PETER K. KOMPANIEZ
        ------------------------------------
        Peter K. Kompaniez
        President


Ambassador Apartments, L.P.

By: AIMCO Properties, L.P., as its general partner

    By: AIMCO-GP, Inc., its general partner

        By: /s/ PETER K. KOMPANIEZ
            --------------------------------
            Peter K. Kompaniez
            President

Property Asset Management Services, L.L.C.

By: NHP Management Company, as its Sole Member

    By: /s/ PATRICK FOYE
        ------------------------------------
        Patrick Foye
        Executive Vice President

Ambassador X, L.P.

By: Ambassador X, Inc., its general partner

    By: /s/ PETER K. KOMPANIEZ
        ------------------------------------
        Peter K. Kompaniez
        President


Williamsburg Limited Partnership

By: Ambassador IX, L.P., its general partner

    By: Ambassador IX, Inc., its general partner

        By: /s/ PETER K. KOMPANIEZ
            --------------------------------
            Peter K. Kompaniez
            President


Property Asset Management Services-California, LLC

By: Property Asset Management Services, L.L.C., its Sole Member

    By: NHP Management Company, its Sole Member

        By: /s/ PATRICK FOYE
            --------------------------------
            Patrick Foye
            Executive Vice President

NHP/Congress Management L.P.

    By: NHP-HG Six, Inc., its general partner

        By: /s/ PATRICK FOYE
            --------------------------------
            Patrick Foye
            Executive Vice President


NPI-AP Management, L.P.

By: NPI Property Management Corporation, its
    general partner

    By: /s/ PATRICK FOYE
        ------------------------------------
        Patrick Foye
        Executive Vice President




AIMCO Residential Group, L.P.

By: NHP Management Company, its general partner

    By: /s/ PATRICK FOYE
        ------------------------------------
        Patrick Foye
        Executive Vice President


AIMCO IPLP, L.P.

By: AIMCO/IPT, Inc., its general partner

    By: /s/ PETER K. KOMPANIEZ
        ------------------------------------
        Peter K. Kompaniez
        President

AIMCO Calhoun, Inc.
AIMCO Colorado Residential Group, Inc.
AIMCO Investment Services, Inc.
AIMCO Holdings QRS, Inc.
AIMCO LJ Tucson, Inc.
AIMCO Properties Finance Corp.
AIMCO/Brant Rock, Inc.
AIMCO/Beacon Hill, Inc.

AIMCO/Blossomtree, Inc.
AIMCO/Colonnade, Inc.
AIMCO/Foothills, Inc.
AIMCO/Foxtree, Inc.
AIMCO/Freedom Place, Inc.
AIMCO/Grovetree, Inc.
AIMCO/Hiddentree, Inc.
AIMCO/IPT, Inc.
AIMCO/Islandtree, Inc.
AIMCO/Olmos, Inc.
AIMCO/Orchidtree, Inc.
AIMCO/OTC QRS, Inc.
AIMCO/Pine Creek, Inc.
AIMCO/Polo Park, Inc.
AIMCO/Quailtree, Inc.
AIMCO/Rivercrest, Inc.
AIMCO/Sand Castles, Inc.
AIMCO/Sand Pebble, Inc.
AIMCO/Shadetree, Inc.
AIMCO/Shadow Lake, Inc.
AIMCO/Silktree, Inc.
AIMCO/Surrey Oaks, Inc.
AIMCO/Tall Timbers, Inc.
AIMCO/The Hills, Inc.
AIMCO/Timbertree, Inc.
AIMCO/Wickertree, Inc.
AIMCO/Wildflower, Inc.
AIMCO/Windsor Landing, Inc.
AIMCO/Woodhollow, Inc.
AIMCO/Wydewood, Inc.
AIMCO/Yorktree, Inc.
AIMCO-LP, Inc.
AIMCO-GP, Inc.
Ambassador I, Inc.
Ambassador II, Inc.
Ambassador IV, Inc.
Ambassador V, Inc.
Ambassador VIII, Inc.
Ambassador Texas, Inc.
Ambassador X, Inc.
Ambassador XI, Inc.
Ambassador Florida Partners Inc.
Angeles Realty Corporation II
NHP Multi-Family Capital Corporation
A.J. Two, Inc.
AIMCO Equity Services, Inc.

NHP-HDV Ten, Inc.
NHP-HDV Fourteen, Inc.
NHP-HDV 20, Inc.
Broad Street Management, Inc.
DBL Properties Corporation
SF General, Inc.
CPF XIV/St. Charleston, Inc.
CPF XIV/Torrey Pines, Inc.
CPF XIV/Sun River, Inc.
CPF XV/Lakeside Place, Inc.
ConCap Equities, Inc.
ConCap Holdings, Inc.
PRA, Inc.
National Property Investors, Inc.

     By: /s/ PETER K. KOMPANIEZ
         -----------------------------------
         Peter K. Kompaniez
         President



AIMCO GP LA, L.P.

By:  AIMCO-GP, Inc., a Delaware corporation
Its: General Partner

By:  /s/ PETER K. KOMPANIEZ
     ---------------------------------------
     Name:  Peter K. Kompaniez
     Title: President


AIMCO LP LA, L.P.

By:  AIMCO LA QRS, Inc., a Delaware corporation
Its: General Partner

By:  /s/ PETER K. KOMPANIEZ
     ---------------------------------------
     Name:  Peter K. Kompaniez
     Title: President

LAC PROPERTIES OPERATING PARTNERSHIP, L.P.

By:  AIMCO GP LA, L.P., a Delaware limited
     Partnership
Its: General Partner

     By:  AIMCO-GP, Inc., a Delaware
          Corporation
     Its: General Partner

          By: /s/ PETER K. KOMPANIEZ
              ------------------------------
              Name:  Peter K. Kompaniez
              Title: President


AIC REIT PROPERTIES LLC
a Delaware limited liability company

By:  AIMCO Properties, L.P.
Its: Managing Member

By:  AIMCO-GP, Inc.
Its: General Partner


By: /s/ PETER K. KOMPANIEZ
    ----------------------------------------
Name:  Peter K. Kompaniez
Title: President

AIMCO LA QRS, INC.
HAPI MANAGEMENT, INC.
MAYER MANAGEMENT, INC.
MAYER PROPERTY SERVICES, INC.
AIMCO PARK LA BREA INC.
LA BROADCAST CENTER QRS INC.
LA CANYON TERRACE QRS INC.
LA CREEKSIDE QRS INC.
LA CRESCENT GARDENS QRS INC.
LA INDIAN OAKS QRS INC.
LA LAKES QRS INC.
LA MALIBU CANYON QRS INC.
LA HILLCRESTE QRS INC.
LA TOPANGA QRS INC.
LA CENTINELA QRS INC.
LAC PROPERTIES QRS II INC.
LAC PROPERTIES QRS III INC.

                                    By: /s/ PETER K. KOMPANIEZ
                                        ----------------------------------------
                                        Name:  Peter K. Kompaniez
                                        Title: President

AIMCO Colorado Residential Group, Inc.

    By: /s/ PETER K. KOMPANIEZ
        ------------------------------------
        Peter K. Kompaniez
        President

BANK OF AMERICA


                                    BANK OF AMERICA, N.A.,
                                    as Administrative Agent


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    BANK OF AMERICA, N.A., as
                                    Issuing Lender and a Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    FLEET NATIONAL BANK, as a Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    THE BANK OF NOVA SCOTIA, acting through its
                                    San Francisco Agency, as Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    CALIFORNIA BANK & TRUST, a California
                                    banking corporation, as a Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    JP MORGAN CHASE BANK (formerly known as
                                    The Chase Manhattan Bank), a New York
                                    banking corporation, as a Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    WACHOVIA BANK NA (formerly known as First
                                    Union National Bank), as a Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    KEYBANK NATIONAL ASSOCIATION, as a Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    SOUTHTRUST BANK, N.A., as a Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    U.S. BANK NATIONAL ASSOCIATION, as a Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    NEW YORK LIFE INSURANCE CORP., as a Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title: